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                           DOVER RESPONSIBILITY FUND

       SUPPLEMENT DATED JULY 13, 2007 TO PROSPECTUS DATED MARCH 1, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Effective June 8, 2007, one of the Fund's co-portfolio managers resigned. Therefore, Mr. Douglas R. Cliggott will be the sole portfolio manager of the Fund.

The section entitled, "The Portfolio Manager" appearing on pages 13 and 14 of the prospectus is hereby deleted in its entirety and replaced as follows:

THE PORTFOLIO MANAGER

DOUGLAS R. CLIGGOTT has been a portfolio manager of the Fund since December 2006. He joined the Adviser in 2006 where, along with the day-to-day management of the Fund, he serves as Chief Investment Officer. Prior to joining Dover Management, Doug served as President and Chief Investment Officer of Race Point Asset Management, LLC (2005 - 2006) where he managed an alternative investment fund. He also served from 2002 until 2004 as the President of B&P Research, a Swedish based investment firm, where he advised portfolio managers on U.S. macro events and sector strategies. From 1996 until 2002, Doug was the U.S. Equity Market Strategist at J.P. Morgan Securities where he developed a framework for sector and industry allocation. He also worked as a strategist and economist at Merrill Lynch, Den Danske Bank, Alfred Berg and the Conference Board. He holds a Bachelor of Arts in Economics degree from the University of Massachusetts and a Masters in Economics degree from The New School.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund.

                      STATEMENT OF ADDITIONAL INFORMATION


               March 1, 2007 (as supplemented on July 13, 2007)


                           DOVER RESPONSIBILITY FUND

INVESTMENT ADVISER:
Dover Corporate Responsibility Management LLC
140 Greenwich Avenue
Greenwich, CT 06830

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:

   Citigroup Fund Services, LLC
   P.O. Box 446
   Portland, Maine 04112
   (888) DOVER-55
   http://www.doverllc.com/

This Statement of Additional Information (the "SAI") supplements the Prospectus dated March 1, 2007, as may be amended from time to time, offering shares of the Dover Responsibility Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citigroup Fund Services, LLC at the address or telephone number or the Fund's website listed above.

Financial statements of the Fund for the period ended October 31, 2006 are included in the Annual Report to shareholders and are incorporated into, and legally a part of, this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request, by contacting Citigroup Fund Services, LLC at the address or telephone number listed above, and on the Fund's website at http://www.doverllc.com/.

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TABLE OF CONTENTS

GLOSSARY...................................................................   2

INVESTMENT POLICIES AND RISKS..............................................   3

INVESTMENT LIMITATIONS.....................................................   6

COLLECTION OF DATA RELATING TO CORPORATE PHILANTHROPY......................   8

MANAGEMENT.................................................................   9

PORTFOLIO TRANSACTIONS.....................................................  17

PURCHASE AND REDEMPTION INFORMATION........................................  20

TAXATION...................................................................  22

OTHER MATTERS..............................................................  25

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS............................. A-1

APPENDIX B - MISCELLANEOUS TABLES.......................................... B-1

APPENDIX C - PROXY VOTING PROCEDURES....................................... C-1

GLOSSARY

As used in this SAI, the following terms have the meanings listed.

   "Accountant" means Citigroup.

   "Administrator" means Citigroup.

   "Adviser" means Dover Corporate Responsibility Management LLC.

   "Board" means the Board of Trustees of the Trust.

   "CFTC" means Commodities Future Trading Commission.

   "Citigroup" means Citigroup Fund Services, LLC.

   "Code" means the Internal Revenue Code of 1986, as amended.

   "Custodian" means Citibank, N.A.

   "Distributor" means Foreside Fund Services, LLC, the distributor of the Fund's shares.

   "Fitch" means Fitch Ratings.

   "Fund" means Dover Responsibility Fund.

   "Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

   "IRS" means Internal Revenue Service.

   "Moody's" means Moody's Investors Service.

   "NAV" means net asset value per share.

   "NRSRO" means a nationally recognized statistical rating organization.

   "SAI" means Statement of Additional Information.

   "SEC" means the U.S. Securities and Exchange Commission.

   "S&P" means Standard & Poor's Corporation, a division of the McGraw Hill Companies.

   "Transfer Agent" means Citigroup.

   "Trust" means Forum Funds.

   "U.S." means United States.

   "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   "1933 Act" means the Securities Act of 1933, as amended.

   "1934 Act" means the Securities Exchange Act of 1934, as amended.

   "1940 Act" means the Investment Company Act of 1940, as amended.

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INVESTMENT POLICIES AND RISKS

The Fund is a non-diversified series of the Trust. The Fund offers two classes:
Institutional Shares and A Shares. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund can make.

1. COMMON AND PREFERRED STOCK

A. GENERAL

The Fund may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

B. RISKS

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2. WARRANTS

A. GENERAL

The Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

B. RISKS

Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

3. DEPOSITARY RECEIPTS

A. GENERAL

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. The Fund may invest in depositary receipts in order to obtain exposure to foreign securities markets. For the purpose of the Fund's investment policies, the Fund's investment in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

B. RISKS

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depository of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

4. SECURITY RATINGS INFORMATION

The Fund's investments in convertible and other debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in: (1) convertible and other debt securities that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase; and (2) preferred stock rated "baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. The Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

5. OPTIONS

A. GENERAL

The Fund may purchase put and call options written by others and may write covered calls. The Fund may purchase options on securities, currencies and stock indices. The Fund may only write covered put options on securities, foreign currencies and stock indices to effect closing transactions. The Fund may only invest in options that trade on an exchange or over-the-counter. The Fund may purchase put and call options to hedge against either a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. The Fund may sell options so purchased.

B. OPTIONS STRATEGIES

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

Options on Foreign Currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S.

options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

C. RISKS OF OPTIONS

There are certain investment risks associated with options transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and
(4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The activities in the options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

6. BORROWING

A. GENERAL

Subject to the Fund's investment limitations, the Fund may borrow money. Typically, if a security purchased with borrowed funds increases in value, the Fund may sell the security, repay the loan and secure a profit.

B. RISKS

Borrowing creates the risk of magnified capital losses. If the Fund buys securities with borrowed funds and the value of the securities declines, the Fund may be required to provide the lender with additional funds or liquidate its position in these securities to continue to secure or repay the loan. The Fund may also be obligated to liquidate other portfolio positions at an inappropriate time in order to pay off the loan or any interest payments associated with the loan. To the extent that the interest expense involved in a borrowing transaction approaches the net return on the Fund's investment portfolio, the benefit of borrowing will be reduced, and, if the interest expense incurred as a result of borrowing were to exceed the net return to investors, the Fund's use of borrowing would result in a lower rate of return than if the Fund did not borrow. The size of any loss incurred by the Fund due to borrowing will depend on the amount borrowed. The greater the percentage borrowed the greater potential of gain or loss to the Fund.

7. ILLIQUID AND RESTRICTED SECURITIES

A. GENERAL

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include securities which are not readily marketable. Illiquid securities include:
(1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

B. RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

C. DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

8. CONCENTRATION

The Fund invests according to the Adviser's investment criteria and, because its individual stock weightings loosely track those of the S&P 500 Index, the Fund will be concentrated in industries in which the S&P 500 Index is concentrated. The Fund will be considered concentrated if more than 25% of the Fund's total assets invested in securities of issuers conducting their principal business activities in the same industry. In addition, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities. Concentration of a significant portion of the Fund's assets in one industry of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were diversified among various industries. If the Fund's portfolio is overweighted in a certain industry, any negative development affecting that industry will have a greater impact on the Fund than a fund that is not overweighted in that industry. To the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

9. NON-DIVERSIFICATION

The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. The Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Although the Fund is a "non-diversified" investment company, and consequently is not limited in the proportion of its assets that may be invested in the securities of a single issuer, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Fund will limit its investment so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. Government securities are not subject to these limitations.

10. CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term "1940 Act" includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term "Code" includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

1. FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations which cannot be changed by the Board without shareholder approval.

The Fund may not:

A. BORROWING MONEY

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

B. UNDERWRITING ACTIVITIES

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

C. MAKING LOANS

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

D. PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

E. PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and or from investing in securities or other instruments backed by physical commodities).

F. ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act.

G. CONCENTRATION

Invest more than 25% of the Fund's total assets in securities of issuers conducting their principal business activities in the same industry, except for those industries in which the S&P 500 Index is concentrated. The Fund invests according to the Adviser's investment criteria and, because its individual stock weightings loosely track those of the S&P 500 Index, the Fund will be concentrated in industries in which the S&P 500 Index is concentrated.

In addition, the Fund's investment objective of seeking long-term capital appreciation may not be changed by the Board without shareholder approval.

2. NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

A. SECURITIES OF INVESTMENT COMPANIES

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

B. SHORT SALES

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in options are not deemed to constitute selling securities short.

C. ILLIQUID SECURITIES

Invest more than 15% of its net assets in illiquid assets such as:
(1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

D. PURCHASES ON MARGIN

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

E. BORROWING

Purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.

F. OPTIONS AND FUTURES CONTRACTS

The Fund will not write put options, except that the Fund may write covered put options on securities, foreign currencies and stock indices to effect closing transactions. The Fund will not invest in futures contracts.

G. EXERCISING CONTROL OF ISSUERS

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

COLLECTION OF DATA RELATING TO CORPORATE PHILANTHROPY

The Adviser maintains and updates a database of charitable giving by companies included in the S&P 500 Index. As part of this process, the Adviser has developed an information gathering procedure that aims to collect all publicly-available information regarding a company's philanthropic contributions in a systematic manner. The data is gathered from four main sources, all of which are available to the public:

COMPANY ANNUAL REPORT: The Adviser reviews the company's annual report from the relevant time period. Typically, management will detail its philanthropic giving either in the letter to shareholders or in another section of the report.

CORPORATE WEBSITE: The Adviser searches through a company's website for any indication of charitable giving. The Adviser's experience has been that many companies specifically report their level of charitable donations directly on their websites or through company literature directly posted on their websites.

CORPORATE FOUNDATION TAX FILINGS: A company's private foundation must file an annual Form 990PF. The Adviser gathers information from these publicly-available tax filings as they are filed, through research organizations that track philanthropic giving, government organizations, or the company foundation itself. These filings are of critical importance to the Adviser because they provide a detailed disclosure of the exact amount and form of charitable contributions that a corporation has made to its corporate foundation.

COMPANY REPRESENTATIVES: The Adviser contacts each company's investor relations and/or public relations department. After explaining the reason behind its information request, the Adviser either asks the company representative to verify data already gathered from one of the previously-listed information sources or, if data was not available from any of the other sources, the Adviser asks the company representative to quantify the company's level of philanthropic giving for the particular year under review. If the company representative is able to provide the requested information, the Adviser requests written confirmation for its files. If the company representative complies with written confirmation, the documentation is included in the Adviser's files. In addition, the Adviser maintains a record of each phone conversation or email correspondence, detailing the names and titles of the persons contacted.

In addition, if the Adviser is unable to quantify one or more components of total charitable giving (i.e. direct giving to outside charities or direct giving to company foundation), the Adviser assigns a zero value for that component. Moreover, in the instance where the Adviser gathers inconsistent data from two or more of the information sources, the Adviser will utilize the lower amount in its calculation of charitable giving for a particular year. These policies were adopted to arrive at the most conservative and most reliable estimate of philanthropic contributions for each company.

MANAGEMENT

1. TRUSTEES AND OFFICERS


The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and one other investment company, Monarch Funds (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise noted. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. John Y. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company.



                         POSITION          LENGTH                           PRINCIPAL OCCUPATION(S)
NAME                     WITH THE          OF TIME                                  DURING
AND YEAR OF BIRTH         TRUST            SERVED                                PAST 5 YEARS
----------------- ---------------------- ----------- ----------------------------------------------------------------------
INDEPENDENT
TRUSTEES

J. Michael Parish Chairman of the Board; Trustee     Retired; Partner, Wolf, Block, Schorr and Solis-Cohen LLP (law firm)
Born: 1943        Trustee; Chairman,     since 1989  2002 - 2003; Partner, Thelen Reid & Priest LLP (law firm) 1995 - 2002.
                  Compliance Committee,  (Chairman
                  Nominating Committee   since 2004)
                  and Qualified Legal
                  Compliance Committee

Costas Azariadis  Trustee; Chairman,     Since 1989  Professor of Economics, Washington University (effective 2006);
Born: 1943        Valuation Committee                Professor of Economics, University of California-Los Angeles 1992-
                                                     2006.



James C. Cheng    Trustee; Chairman,     Since 1989  President, Technology Marketing Associates (marketing company for
Born: 1942        Contracts Committee                small and medium sized businesses in New England).



INTERESTED
TRUSTEE

John Y. Keffer    Trustee; Chairman,     Since 1989  President, Forum Foundation (a charitable organization) since 2005;
Born: 1942        Contracts Committee                President, Forum Trust, LLC (a non-depository trust company) since
                                                     1997; President, Citigroup Fund Services, LLC ("Citigroup") 2003-2005;
                                                     President, Forum Financial Group, LLC ("Forum") (a fund services company acquired by Citibank, N.A. in 2003).





                        POSITION        LENGTH                              PRINCIPAL OCCUPATION(S)
NAME                    WITH THE        OF TIME                                     DURING
AND YEAR OF BIRTH        TRUST          SERVED                                   PAST 5 YEARS
----------------- -------------------- ---------- ----------------------------------------------------------------------------
OFFICERS

Simon D. Collier  President; Principal Since 2005 Managing Partner, Foreside Financial Group, since April 2005; President,
Born: 1961        Executive Officer               Foreside Services, Inc. (a staffing services firm) since January 2007; Chief
                                                  Operating Officer and Managing Director, Global Fund Services, Citibank,
                                                  N.A. from 2003 - 2005; Managing Director, Global Securities Services for
                                                  Investors, Citibank, N.A. from 1999 - 2003.


Trudance L.C.     Treasurer;           Since 2006 Director, Foreside Compliance Service, LLC since 2006; Product Manager,
Bakke             Principal Financial             Citigroup 2003-2006; Senior Manager of Corporate Finance, Forum 1999 -
Born: 1971        Officer                         2003.


Beth P. Hanson    Vice President/      Since 2003 Relationship Manager, Citigroup since 2003; Relationship Manager, Forum
Born: 1966        Assistant Secretary             1999 - 2003.

Scott M. Hagwood  Vice President       Since 2007 Director and Relationship Manager, Citigroup since 2007; Relationship
Born: 1968                                        Manager, SEI Investments 1999-2006.


Brian Eng         Secretary            Since 2007 Vice President and Counsel, Citigroup since 2007; Associate, Goodwin
Born: 1972                                        Proctor LLP 2005-2007; Law Clerk, Goodwin Proctor LLP 2003-2005; Vice
                                                  President and Portfolio Strategist, Dion Money Management 2001-2002.

2. TRUSTEE OWNERSHIP IN THE FUND AND FAMILY OF INVESTMENT COMPANIES

                                                             AGGREGATE DOLLAR RANGE OF
                                                           OWNERSHIP AS OF DECEMBER 31,
                               DOLLAR RANGE OF BENEFICIAL   2006 IN ALL FUNDS OVERSEEN
                               OWNERSHIP IN THE FUND AS OF BY TRUSTEE IN THE SAME FAMILY
TRUSTEES                            DECEMBER 31, 2006         OF INVESTMENT COMPANIES
--------                       --------------------------- -----------------------------
INTERESTED TRUSTEES

John Y. Keffer                            None                         None

INDEPENDENT TRUSTEES
Costas Azariadis                          None                         None
James C. Cheng                            None                         None
J. Michael Parish                         None                  $50,000 - $100,000

3. OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2006, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

4. INFORMATION CONCERNING TRUST COMMITTEES

A. AUDIT COMMITTEE

The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended October 31, 2006, the Audit Committee met seven times.

B. NOMINATING COMMITTEE

The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Independent Trustees recommended by security holders. During the fiscal year ended October 31, 2006, the Nominating Committee did not meet.

C. VALUATION COMMITTEE

The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and certain officers of the Trust. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended October 31, 2006, the Valuation Committee met four times.

D. QUALIFIED LEGAL COMPLIANCE COMMITTEE

The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended October 31, 2006, the QLCC did not meet.

E. CONTRACTS COMMITTEE

The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee was formed at the Board's September 22, 2005 meeting. During the fiscal year ended October 31, 2006, the Contracts Committee did not meet.

F. COMPLIANCE COMMITTEE

The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. The Compliance Committee was formed at the Board's September 22, 2005 meeting. During the fiscal year ended October 31, 2006, the Compliance Committee did not meet.

5. COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his/her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended October 31, 2006.

                                                TOTAL COMPENSATION
                                   COMPENSATION   FROM TRUST AND
              TRUSTEE               FROM FUND      FUND COMPLEX
              -------              ------------ ------------------
              Costas Azariadis         $37           $46,000
              James C. Cheng            37           $46,000
              J. Michael Parish         50           $62,000
              John Y. Keffer            32           $37,000

In order to align management's interests with those of shareholders, Trustees and officers of the Trust; and directors, officers and full-time employees of the Adviser are eligible to purchase A Shares without a sales charge.

6. INVESTMENT ADVISER

A. SERVICES OF ADVISER

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers ("Intermediaries") out of its own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares. The payments would be in addition to the payments by the Funds described in each Fund's prospectus for distribution and/or shareholder servicing. Such additional payments are for services including, but not limited to, subaccounting, marketing support, administrative and shareholder processing services ("Additional Payments"). These Additional Payments made by the Adviser may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. These Additional Payments may be different for different Intermediaries.

Subject to the direction of the Trust's Board of Trustees, the Adviser makes decisions regarding the investment and reinvestment of the Fund's assets.

B. OWNERSHIP OF ADVISER

Dover Corporate Responsibility Management LLC is a Delaware limited liability company. The Adviser is a wholly-owned subsidiary of Dover Management LLC, a Delaware limited liability company, which is controlled by Richard M. Fuscone and Michael P. Castine who are both actively engaged in the investment advisory business. By virtue of their indirect ownership of the Adviser, Messrs. Fuscone and Castine are affiliates of the Adviser.

C. INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGER


As of December 31, 2006, Mr. Douglas R. Cliggott; the Fund's portfolio manager did not manage any other registered investment companies. The following table summarizes information provided by the Adviser regarding the number of other accounts managed by the Portfolio Manager within the following categories and the total assets in the accounts as of December 31, 2006:



                                                          Combined
                                                          Assets of                                       Combined
                              # of Other    Combined        Other                                         Assets of
                      # of      Pooled      Assets of      Pooled               # of Other   Combined       Other
                     Other     Vehicles       Other       Vehicles      # of     Accounts    Assets of    Accounts
                     Pooled  Serviced with   Pooled     Serviced with  Other   Serviced with   Other    Serviced with
                    Vehicles  Performance   Vehicles     Performance  Accounts  Performance  Accounts    Performance
Portfolio Manager   Serviced   Based Fee    Serviced      Based Fee   Serviced   Based Fee   Serviced     Based Fee
-----------------   -------- ------------- ------------ ------------- -------- ------------- ---------- -------------
Douglas R. Cliggott    1           1       $2.1 million $2.1 million     1           0       $5 million      $0


Actual or apparent conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to the Fund and other accounts if the Fund and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas among the Fund and the accounts. Securities selected for the Fund may underperform the securities selected for the accounts.

D. INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGERS

The following compensation information has been provided by the Adviser as of December 31, 2006:


Mr. Douglas R. Cliggott, the Fund's portfolio manager will be paid a fixed annual salary and a cash bonus by the Adviser each year for his services to the Fund and the other pooled investment vehicle that he manages. His base salary is determined considering compensation payable for a similar position across the investment management industry. His bonus is determined annually based on both the overall investment performance achieved by the Adviser, as measured by the S&P 500 Index for one year, and the individual Portfolio Manager's contribution. The total compensation is intended to reward consistent and superior investment performance. Mr. Cliggott did not receive any compensation for the other accounts that he manages which consists primarily of personal and partnership accounts.


E. PORTFOLIO MANAGER OWNERSHIP IN THE FUND


As of December 31, 2006, the portfolio manager owned shares of the Fund as summarized in the following table:



                    DOLLAR RANGE OF BENEFICIAL OWNERSHIP
PORTFOLIO MANAGER   IN THE FUND AS OF DECEMBER 31, 2006
-----------------   ------------------------------------
Douglas R. Cliggott         $100,001 - $500,000


F. FEES

The Adviser's fee is calculated as a percentage of the Fund's average daily net assets. The fee, if not waived, is accrued daily by the Fund and is assessed to each class based on average net assets for the previous month.

In addition to receiving an advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets the clients invest in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser from the Fund against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of fees waived by the Adviser and the actual fees received by the Adviser. The data presented is for the period beginning with the Fund's commencement of operations.

G. OTHER PROVISIONS OF ADVISORY AGREEMENT

The Adviser is not affiliated with Citigroup or any company affiliated with Citigroup. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

7. DISTRIBUTOR

A. DISTRIBUTION SERVICES


The Distributor (also known as principal underwriter) of the shares of the Fund, is located at Two Portland Square, 1/st/ Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Mr. Collier is an affiliate of the Trust and the Distributor as he serves as an officer of the Trust and has an ownership interest in the Distributor.


Under a distribution agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into arrangements with various financial institutions through which you may purchase or redeem shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of the Fund. The Financial Institutions may accept purchase, redemption, and other requests on behalf of the Fund. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. These Financial Institutions may charge a fee for their services and may receive shareholder service fees even though shares of the Fund may be sold without a sales charge and are responsible for promptly transmitting purchase, redemption, and other requests to the Fund.

Investors who purchase shares in this manner will be subject to the procedures of the Financial Institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. The Financial Institution will provide information concerning any charges or services to customers. Investors purchasing shares of the Fund in this manner should acquaint themselves with their Financial Institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the Financial Institution.

Pursuant to the Distribution Agreement, the Distributor receives the sales charge paid by the purchasers of A Shares and may reallow such sales charge to certain Financial Institutions.

DISTRIBUTION PLAN - A SHARES In accordance with Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan (the "Plan") for the Fund's A Shares which provides for payment to the Distributor of a Rule 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of the A Shares as compensation for the Distributor's services as distributor. Mr. Collier, the President and Principal Executive Officer of the Fund has a direct financial interest in the Plan due to his ownership interest in the Distributor.

The Plan provides that payees may incur expenses for distribution and service activities including but not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of the Fund's shares and
(2) providing services to holders of shares related to their investment in the Fund, including without limitation providing assistance in connection with responding to the Fund's shareholder inquiries regarding the Fund's investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund shares, or who provides shareholder servicing such as responding to the Fund's shareholder inquiries regarding the Fund's operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of the Fund's shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Adviser or others in connection with the offering of A Shares for sale to the public.

The Plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made. The Plan obligates the Fund to compensate a payee for services and not to reimburse it for expenses incurred.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The Plan further provides that it may not be amended to materially increase the costs, which the Trust bears for distribution/shareholder servicing pursuant to the Plan without approval by shareholders of all A Shares and that other material amendments of the Plan must be approved by the Independent Trustees. The Plan may be terminated with the respect to a Fund's A Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of the Fund's A Shares.

Table 2 in Appendix B shows the dollar amount of fees payable by the Fund to the Distributor under the Distribution Plan, the amount of fees waived by the Distributor or its agents and the actual fees received by the Distributor and its agents under the Plan. No other payee received compensation from the Fund pursuant to the Plan during the most recently completed fiscal year. The data is for the period beginning with the Fund's commencement of operation.

8. COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer ("PEO"), Principal Financial Officer ("PFO"), Chief Compliance Officer ("CCO") and an Anti-Money Laundering Compliance Officer ("AMLCO") to the Trust as well as certain additional compliance support functions ("Compliance Services").

For making available the CCO, AMLCO and Certifying Officers and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee from the Fund of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), $5,000 per Fund and an (ii) annual fee of 0.01% of each Fund's average daily net assets, subject to an annual maximum of $20,000.


The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by FCS with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, FCS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, FCS and certain related parties (such as officers of FCS or certain officers of the Distributor and persons who control FCS or the Distributor) are indemnified by the Trust against any and all claims and expenses related to FCS's actions or omissions, except for any act or omission resulting from FCS's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.


Table 3 in Appendix B shows the dollar amount of the fees paid to FCS, the amount of the fee waived by FCS and the actual fees retained by FCS accrued by the Fund, the amount of the fee waived, and the actual fees received.


The data is for the period beginning with the Fund's commencement of operation.

9. OTHER FUND SERVICE PROVIDERS

A. ADMINISTRATOR

As Administrator, pursuant to an administration agreement (the "Administration Agreement") with the Trust, the Administrator administers the Trust's operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the

Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators; (4) provide the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust's investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

For its services, the Administrator receives $24,000 annually, plus a fee from the Fund at an annual rate of 0.10% of the average daily net assets of the Fund. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month. The Administrator pays the Trust's financial obligations for Compliance Services performed under the Compliance Agreement with respect to the Fund.

The Administration Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, the Administrator is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement. Under the Administration Agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

Table 4 in Appendix B shows the dollar amount of the fees accrued by the Fund to the Administrator, the amount of the fee waived by the Administrator, and the actual fees received by the Administrator. The data is for the period beginning with the Fund's commencement of operations.

B. FUND ACCOUNTANT

As fund accountant, pursuant to an accounting agreement (the "Accounting Agreement") with the Trust, Citigroup provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

For its services, the Accountant receives from the Fund a monthly fee of $2,500 per month, 0.03% of the Fund's annual average daily net assets on the first $50 million in fund net assets, 0.01% of the Fund's annual average daily net assets on the next $450 million in fund net assets, 0.005% of the Fund's annual average daily net assets on fund net assets over $500 million; $250 per month for each class above one, and certain surcharges based upon the number Fund portfolio positions plus certain out of pocket expenses. The fees paid to the Accountant are accrued daily by the Fund and are paid monthly based, in part, on transactions and positions for the previous month.

The Accounting Agreement continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by the Accountant with respect to the Fund on 90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 day's written notice to the other party.

Under the Accounting Agreement, the Accountant is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, the Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, the Accountant is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that the Accountant will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or if the loss in the shareholder's account with the Trust is less than or equal to $10.00. In addition, the Accountant is not liable for the errors of others, including the companies that supply securities prices to the Accountant and the Fund.

Table 5 in Appendix B shows the dollar amount of the fees accrued by each Fund, the amount of the fee waived by the Accountant, and the actual fees received by the Accountant. The data is for the period beginning with the Fund's commencement of operations.

C. TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to a transfer agent agreement ("Transfer Agency Agreement") with the Trust, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.

D. CUSTODIAN

Citibank, N.A. is the Custodian for the Fund and safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Funds' domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, NY 10013.

E. LEGAL COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, NW, Washington D.C. 20006 passes upon legal matters in connection with the issuance of shares of the Trust.

F. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP ("D&T"), 200 Berkeley Street, Boston, Massachusetts, 02116, an independent registered public accounting firm, has been selected as the auditor for the Fund. D&T audits the annual financial statements of the Fund and provides the Fund with an audit opinion. D&T also reviews certain regulatory filings of the Fund. Deloitte Tax LLP, an affiliate of D&T, reviews the Fund's tax returns.

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PORTFOLIO TRANSACTIONS

1. HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

2. COMMISSIONS PAID

Table 6 in Appendix B shows the aggregate broker commissions paid by the Fund. The data presented is for the period beginning with the Fund's commencement of operation.

3. ADVISER RESPONSIBILITY FOR PURCHASES AND SALES AND CHOOSING BROKER-DEALERS

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

In selecting a broker or dealer, the Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable broker commission or dealer spread), the size of order, difficulty of execution and efficiency of the firm's facilities and the firm's risk in positioning blocks of securities. While the Adviser seeks reasonably competitive trade execution costs, the Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to the Adviser and its clients, including the Fund. In return for such services the Adviser may pay a higher commission than other brokers would charge if the Adviser determines in good faith that the commission is reasonable in relation to the services provided.

The Adviser does not consider sales of shares of the Fund (or any other mutual fund it may advise in the future) as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of mutual funds advised by the Adviser neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

4. OBTAINING RESEARCH FROM BROKERS

Although it does not currently foresee the use of soft dollars, the Adviser may use soft dollars solely for items which are with the safe harbor provisions of
Section 28(e) of the 1934 Act. For purposes of the discussion below, "Soft Dollar Items" refers to research or investment-management related services and equipment provided by brokers through industries and companies, economic surveys and analyses, recommendations as to specific securities, on-line quotations, news and research services, and other services (e.g., computer and telecommunications equipment) providing lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities.

Soft Dollar Items may be provided directly by brokers, by third parties at the direction of brokers or purchased by the Fund with credits or rebates provided by brokers. Soft Dollar Items may arise from over-the-counter principal or agency transactions, as well as exchange traded agency transactions. Brokers sometimes suggest a level of business that they would like to receive in return for the various services that they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. A broker will not be excluded from executing transactions for the Fund because it has not been identified as providing Soft Dollar Items.

Section 28(e) of the 1934 Act permits the use of Soft Dollar Items in certain circumstances, provided that the Fund does not pay a rate of commissions in excess of what is competitively available from comparable brokerage firms for comparable services, taking into account various factors, including commission rates, financial responsibility and strength and ability of the broker to efficiently execute transactions. Non-research products and soft dollars which are not generated through agency transactions in securities are outside the parameters of Section 28(e)'s "safe harbor," as are transactions effected in futures, currencies or certain derivatives.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Table 7 in Appendix B lists each broker to whom the Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

5. COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

6. OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

7. PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. The Fund's investment purchases and sales are determined by the application of its investment criteria and additional criteria such as, but not limited to, the discovery of improper accounting practices or a drop in a corporate credit rating. No trading is done in reaction to market developments. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

8. SECURITIES OF REGULAR BROKER-DEALERS

From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or
(3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 8 in Appendix B lists the Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the Fund's most recent fiscal year. Table 8 also includes the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

9. PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days of the end of each such period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders or a copy of the Fund's latest Form N-Q which contains the Fund's portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operation that the Fund has retained them to perform. The Fund's Adviser, who manages the Fund's portfolio, has regular and continuous access to the Fund's portfolio holdings. In addition, the Fund's Adviser, Administrator, Custodian, Distributor and fund accountant as well as proxy voting services
(ISS), mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. The Fund's Trustees and officers, and legal counsel to the Fund and to the Independent Trustees, may receive such information on an as needed basis. The Fund's independent accountants receive such information at least semi-annually. Mailing services (ADP) and financial printers (currently RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.

From time to time the Adviser also may disclose nonpublic information regarding a Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) a Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of a Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of a Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Adviser or a Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the adviser or any other party, by any service provider or any other person in connection with the disclosure of the Fund's portfolio holdings. As indicated above, with respect to the Trustees, its officers, the Adviser, the administrator and the distributor, the Board has approved codes of ethics (collectively, "Codes") that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees. In order to help ensure that the Fund's portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure. In addition, the Board will receive any interim reports that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, principal underwriter or any affiliate of the Fund, the Adviser or principal underwriter will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

1. GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

2. ADDITIONAL PURCHASE INFORMATION

Shares of a Fund or class thereof are sold on a continuous basis by the distributor at the NAV plus any applicable sales charge. Accordingly, the offering price per share of the Fund may be higher than the Fund class's NAV.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

3. IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

4. UGMAS/UTMAS

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a matter indicating custodial capacity.

5. PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund.

If you purchase shares through a Financial Institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

The Adviser may enter into arrangements with Financial Institutions whereby the Adviser agrees to pay a Financial Institution for inclusion of the Fund on the Financial Institution's mutual fund "supermarket" platform. Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

6. ADDITIONAL REDEMPTION INFORMATION

You may redeem shares of the Fund at the NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of the Fund may be lower than its NAV. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Institution's account by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the Financial Institution's account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

7. SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

8. REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

9. NAV DETERMINATION

In determining the NAV of a Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

10. DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

1. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is October 31 (the same as the Fund's fiscal year end).

2. MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify for treatment as a regulated investment company the Fund must satisfy the following requirements:

.. The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

.. The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

.. The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

3. FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

4. FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum federal income tax rate of 15% (5% for individuals in lower tax brackets) if paid on or before December 31, 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. The Fund's distributions of dividends that it received from REITs generally do not constitute "qualified dividend income."

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero. The Fund may have capital loss carry-overs (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any capital gain (whether short or long-term). All capital loss carry-overs are listed in the Fund's financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose NAV at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

The Fund will send you information annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

5. CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

For federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under current federal tax law, if the Fund invests in bonds issued with "original issue discount", the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year. With respect to "market discount bonds" (i.e., bonds purchased by the Fund at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. As a result, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Fund has actually received as interest during the year.

6. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year (or December 31 if elected by the Fund). The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 (or December 31 if elected by the Fund) of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 (or December 31) in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

7. SALE, EXCHANGE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale, exchange or redemption (a "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

8. BACKUP WITHHOLDING

The Fund will be required to withhold in certain cases U.S. federal income tax at federal backup withholding rate (currently 28%) on distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your federal income tax liability or refunded once the required information or certification is provided.

9. FOREIGN SHAREHOLDERS

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (excluding short-term capital gains and portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008) paid to you will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at the federal backup withholding rate (currently 28%) on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the U.S. federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund.

10. STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund.

11. FOREIGN INCOME TAX

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined.

OTHER MATTERS

1. THE TRUST AND ITS SHAREHOLDERS

A. GENERAL INFORMATION

Forum Funds was organized as a business trust (now known as a statutory trust) under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Absolute Strategies Fund /(1)/                Dover Responsibility Fund /(6)/
Adams Harkness Small-Cap Growth Fund          Flag Investors - Equity Opportunity Fund /(6)/
Austin Global Equity Fund                     Flag Investors - Income Opportunity Fund /(6)/
Auxier Focus Fund /(2)/                       Fountainhead Special Value Fund
Brown Advisory Growth Equity Fund /(3)/       Golden Large Core Value Fund /(7)/
Brown Advisory Intermediate Income Fund /(3)/ Golden Small Core Value Fund /(7)/
Brown Advisory International Fund /(4)/       Jordan Opportunity Fund
Brown Advisory Maryland Bond Fund /(4)/       Mastrapasqua Growth Fund
Brown Advisory Opportunity Fund /(3)/         Merk Hard Currency Fund /(7)/
Brown Advisory Real Estate Fund /(4)/         Payson Total Return Fund
Brown Advisory Small-Cap Growth Fund /(5)/    Payson Value Fund
Brown Advisory Small-Cap Value Fund /(3)/     Polaris Global Value Fund
Brown Advisory Value Equity Fund /(3)/        Steepleview Fund
DF Dent Premier Growth Fund                   Winslow Green Growth Fund /(7)/

--------
/(1)/The Trust offers shares of beneficial interest in Institutional, A and C classes of this series.
/(2)/The Trust offers shares of beneficial interest in Investor, A and C classes of this series.
/(3)/The Trust offers shares of beneficial interest in an Institutional and A classes of this series. Currently A Shares of Brown Advisory Opportunity Fund are not publicly offered.
/(4)/The Trust offers shares of beneficial interest in Institutional class of this series.
/(5)/The Trust offers shares of beneficial interests in Institutional and A classes of these series. Effective April 25, 2006, the fund ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholder cannot purchase additional shares except through a pre-established reinvestment program.
/(6)/The Trust offers shares of beneficial interest in Class A and
     Institutional Shares.
/(7)/The Trust offers shares of beneficial interests in Institutional and Investor classes of this series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust, the Adviser and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Trust and the Fund will continue indefinitely until terminated.

B. SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will affect a fund's class' performance. For more information on any other Fund or class thereof, investors may contact the Transfer Agent.

C. SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

D. TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

E. FUND OWNERSHIP

As of February 20, 2007, the percentage of shares owned by all officers and trustees of each Fund class as a group, owned less than 1% of the Fund's shares.

Also as of that date, certain shareholders of record owned 5% or more of the shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 9 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of February 20, 2007, the following shareholders may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.

          NAME AND ADDRESS                        SHARES    % OF FUND
          ----------------                      ----------- ---------
          INSTITUTIONAL SHARES

          Michael Fuchs
          60 Greene Street
          New York, NY 10012                    167,507.188   39.08%
          Cap Estate Corp
          1159 E. North Street
          Bradley, IL 60915                     113,077.563   26.38%

          A SHARES

          Charles Schwab & Co Inc.
          Special Custody Account FBO Customers
          Attn: Mutual Funds
          101 Montgomery Street
          San Francisco, CA 94104               111,496.571   93.03%

F. LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

G. CODE OF ETHICS

The Trust, the Adviser, and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

H. PROXY VOTING PROCEDURES

Copies of the proxy voting procedures of the Trust and the Adviser are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available (1) without charge, upon request, by contacting the Transfer Agent at (888) 368-3755 and (2) on the SEC's Web site at www.sec.gov.

I. REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

J. FINANCIAL STATEMENTS

The Fund's Financial Statements and Financial Highlights for the fiscal year ended October 31, 2006 are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S & P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC      An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH

        INVESTMENT GRADE

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

        SPECULATIVE GRADE

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

PREFERRED STOCK

MOODY'S

AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S & P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB
B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C       A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       .  Leading market positions in well-established industries.

       .  High rates of return on funds employed.

       . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       . Well-established access to a range of financial markets and assured sources of alternate liquidity.


PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

S & P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees accrued by the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser.

                                         ADVISORY FEE ADVISORY FEE ADVISORY FEE
                                           ACCRUED       WAIVED      RETAINED
                                         ------------ ------------ ------------
Year Ended October 31, 2006                $29,468      $29,468         $0
Year Ended October 31, 2005/1/             $ 4,628      $ 4,628         $0

TABLE 2 - DISTRIBUTION PLAN - A SHARES ONLY

The following table shows the dollar amount of fees accrued by the Fund, pursuant to the 12b-1 Distribution Plan, the amount of fee that was waived by the Distributor or its agents, if any, and the actual fees received by the Distributor or its agents.

                                                         FEES    FEE     FEE
 A SHARES                                               ACCRUED WAIVED RETAINED
 --------                                               ------- ------ --------
 Year Ended October 31, 2006                            $1,725    $0    $1,725
 Year Ended October 31, 2005/1/                         $  260    $0    $  260

TABLE 3 - COMPLIANCE FEES

The following table shows the dollar amount of fees accrued by the Fund, the amount of the fee that was waived by the FCS, if any, and the actual fee received by FCS.

                                            COMPLIANCE  COMPLIANCE  COMPLIANCE
                                            FEE ACCRUED FEE WAIVED FEE RETAINED
                                            ----------- ---------- ------------
 Year Ended October 31, 2006                  $22,843     $  710     $22,133
 Year Ended October 31, 2005/1/               $10,290     $1,480     $ 8,810

TABLE 4 - ADMINISTRATION FEES

The following table shows the dollar amount of fees accrued by the Fund, the amount of fee that was waived by the Administrator, if any, and the actual fees received by the Administrator.

                                   ADMINISTRATION ADMINISTRATION ADMINISTRATION
                                    FEE ACCRUED     FEE WAIVED    FEE RETAINED
                                   -------------- -------------- --------------
Year Ended October 31, 2006           $33,256        $ 9,772        $23,484
Year Ended October 31, 2005/1/        $15,198        $10,280        $ 4,918

TABLE 5 - ACCOUNTING FEES

The following table shows the dollar amount of fees accrued by the Fund, the amount of fee that was waived by the Accountant, if any, and the actual fees received by the Accountant.

                                   ACCOUNTING FEE ACCOUNTING FEE ACCOUNTING FEE
                                      ACCRUED         WAIVED        RETAINED
                                   -------------- -------------- --------------
Year Ended October 31, 2006           $39,991         $3,081        $36,910
                                      -------         ------        -------
Year Ended October 31, 2005/1/        $18,868         $2,919        $15,949
                                      -------         ------        -------
--------
/1/ Based on the Fund's commencement of operations May 5, 2005 through October 31, 2005

TABLE 6 - COMMISSIONS

The following table shows the brokerage commissions of the Fund. The data is for the past three fiscal years (or shorter period if the Fund has been in operation for a shorter period).

                                                          TOTAL             % OF
                                                        BROKERAGE        BROKERAGE          % OF
                                                       COMMISSIONS      COMMISSIONS     TRANSACTIONS
                                                      ($) PAID TO AN     PAID TO AN      EXECUTED BY
                                            TOTAL    AFFILIATE OF THE AFFILIATE OF THE AN AFFILIATE OF
                                          BROKERAGE       FUND,            FUND,          THE FUND,
                                         COMMISSIONS  DISTRIBUTOR OR   DISTRIBUTOR OR  DISTRIBUTOR OR
                                             ($)         ADVISER          ADVISER          ADVISER
                                         ----------- ---------------- ---------------- ---------------
Year Ended October 31, 2006                $1,367           $0               0%               0%
Year Ended October 31, 2005/1/             $  941           $0               0%               0%

TABLE 7 - DIRECTED BROKERAGE

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed, and the amount of commissions generated there from.

                                                   AMOUNT       AMOUNT OF
                                           BROKER DIRECTED COMMISSION GENERATED
                                           ------ -------- --------------------
Year Ended October 31, 2006                 N/A      $0             $0

TABLE 8 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

 REGULAR BROKER OR DEALER                                 VALUE HELD
 ------------------------                        -----------------------------
 None                                                        None

TABLE 9 - 5% SHAREHOLDERS

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of February 20, 2007:

      NAME AND ADDRESS                                SHARES    % OF FUND
      ----------------                              ----------- ---------
      INSTITUTIONAL SHARES
      Michael Fuchs
      60 Greene Street
      New York, NY 10012                            167,507.188   39.08%
      Cap Estate Corp
      1159 E. North Street
      Bradley, IL 60915                             113,077.563   26.38%

      A SHARES

      Charles Schwab & Co Inc.
      Special Custody Account FBO Customers
      Attn: Mutual Funds
      101 Montgomery Street
      San Francisco, CA 94104                       111,496.571   93.03%

--------
/1/ Based on the Fund's commencement of operations May 5, 2005 through October 31, 2005

APPENDIX C - PROXY VOTING PROCEDURES

                                  FORUM FUNDS

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

   SECTION 1. PURPOSE

   Shareholders of the various series of Forum Funds (the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

   This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

   SECTION 2. RESPONSIBILITIES

   (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

   The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

   The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

   (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

   SECTION 3. SCOPE

   These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

   SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

    (A) GENERAL

        (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If
        (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

        (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

        (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

    (B) ROUTINE MATTERS

   As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

        (1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

        (2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

        (3) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

    (C) NON-ROUTINE MATTERS

        (1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

        (2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

        (3) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

        (4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

        (5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

    (D) CONFLICTS OF INTEREST

   Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

   If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

    (E) ABSTENTION

   The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

                 DOVER CORPORATE RESPONSIBILITY MANAGEMENT LLC
                     PROXY VOTING PROCEDURES AND POLICIES
                      REGARDING DOVER RESPONSIBILITY FUND

I. GENERAL STATEMENT

Dover Corporate Responsibility Management LLC (the "Adviser") has discretion to vote the proxies received by Dover Responsibility Fund (the "Fund"), a series of Forum Funds (the "Trust"), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Adviser will vote those proxies in the best interest of the Fund's shareholders and in accordance with these procedures and policies.

II. POLICIES AND PROCEDURES FOR VOTING PROXIES

   In its role as investment adviser to the Fund, Adviser has adopted those proxy voting policies adopted by the Trust, which are attached hereto, except that the Adviser will vote against any shareholder proposal limiting corporate philanthropy. To the extent that the Trust's policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund's investment objectives, subject to the provisions of the Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

   The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A "conflict of interest," means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Trust's procedures as they relate to the resolution of conflicts of interest with respect to voting Fund shares.

III. RECORDKEEPING

   The Portfolio Manager or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

   A. Copies of the proxy voting procedures and policies, and any amendments thereto.

   B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

   C. A record of each vote that the Adviser casts.

   D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

   E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV. DISCLOSURE

   A. The Adviser will disclose in its Form ADV Part II that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about,
(1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.

   B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.